Exhibit 99.1

GREENBROOK SHAREHOLDERS APPROVE ARRANGEMENT WITH NEURONETICS

November 11, 2024 – Toronto, ON – Greenbrook TMS Inc. (OTC: GBNHF) (“Greenbrook” or the “Company”) is pleased to announce the voting results from its special meeting of shareholders held on November 8, 2024 (the “Meeting”) in connection with the proposed acquisition of Greenbrook by Neuronetics, Inc. (“Neuronetics”) by way of plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”).

The special resolution approving the Arrangement and the conversion of the outstanding amount owing under the Company’s credit agreement (the “Credit Agreement”) into common shares of Greenbrook (the “Arrangement Resolution”) required (i) the approval of at least 66 2/3% of the votes cast by shareholders of the Company present or represented by proxy and entitled to vote at the Meeting (“Company Shareholders”) and (ii) the approval of a simple majority of the votes cast by the Company Shareholders present or represented by proxy and entitled to vote at the Meeting, excluding shareholders required to be excluded for the purpose of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“Minority Shareholders”). At the Meeting, the Arrangement Resolution was approved by (i) approximately 99.9% of the votes cast by Company Shareholders, and (ii) approximately 99.9% of the votes cast by Minority Shareholders.

Greenbrook has also been informed by Neuronetics that all requisite stockholder approvals required by Neuronetics for the completion of the Arrangement, as described in the joint proxy statement/management information circular of Neuronetics and Greenbrook dated October 4, 2024, were obtained on November 8, 2024 at a special meeting of the stockholders of Neuronetics.

Greenbrook is scheduled to seek a final order from the Ontario Superior Court of Justice (Commercial List) (the “Final Order”) approving the Arrangement on November 15, 2024. In addition to receipt of the Final Order, completion of the Arrangement is subject to the satisfaction or waiver of other customary conditions. Assuming that the remaining conditions are satisfied, it is expected that the Arrangement will be effected during the week of November 18, 2024.

In connection with the Arrangement, Neuronetics intends to have the common shares of Greenbrook removed from the OTCQB Market and to cause Greenbrook to submit an application to cease to be a reporting issuer under the securities legislation of each of the provinces and territories of Canada, and to otherwise terminate Greenbrook’s public reporting requirements.

About Greenbrook TMS Inc.

Operating through 118 company-operated treatment centers, Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) and Spravato®, FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.61 million treatments to over 49,000 patients struggling with depression.

For further information, please contact:

Glen Akselrod

Investor Relations

Greenbrook TMS Inc.

Contact Information:

investorrelations@greenbrooktms.com

1-855-797-4867

Cautionary Note Regarding Forward-Looking Information

Certain information in this press release, including, but not limited to, information relating to whether, and when, the Arrangement will be consummated and the anticipated satisfaction of customary closing conditions, including the timing thereof, and court approval, constitute forward-looking information within the meaning of applicable securities laws in Canada and the United States, including the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking information”). Forward-looking information may relate to the Company’s future financial and liquidity outlook and anticipated events or results and may include information regarding the Company’s business, financial position, results of operations, business strategy, growth plans and strategies, technological development and implementation, budgets, operations, financial results, taxes, dividend policy, plans and objectives. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “is positioned”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “assumes”, “anticipates” or “does not anticipate” or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “should”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this press release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the common shares of the Company reducing the Company’s ability to raise capital; inability to satisfy debt covenants under the Credit Agreement and the potential acceleration of indebtedness; risks related to the ability to continue to negotiate amendments to the Credit Agreement to prevent a default; risks relating to maintaining an active, liquid and orderly trading market for the common shares of the Company as a result of our delisting from trading on the Nasdaq Capital Market of the Nasdaq Stock Market LLC; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations and obligations under the arrangement agreement dated August 11, 2024 between Neuronetics and Greenbrook; risks relating to completion of the Arrangement or any other strategic alternatives to the Arrangement should it fail to be consummated, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; risks and uncertainties related to the Arrangement, including the timing for completion thereof and the ability to achieve the benefits expected to be derived therefrom; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics as its exclusive supplier of TMS devices; risks and uncertainties relating to the restatement of our financial statements for the year ended December 31, 2022 and the quarter ended September 30, 2023, including any potential litigation and/or regulatory proceedings as well as any adverse effect on investor confidence and our reputation. Additional risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission from time to time, available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.